Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Kevin M. Fogarty and Stephen E. Tremblay, and each of them severally, as his or her true and lawful agent, with power to act separately and with full and unqualified authority to delegate any or all of the powers granted herein to any person or persons selected by said agent(s), to execute in his or her name, place, and stead in capacity as a director or officer of Polymer Holdings LLC, a registration statement on form S-1 to be filed by Polymer Holdings LLC, any and all amendments to such registration statement, and any subsequent registration statement filed by the Registrant pursuant to Rule 462(b) of the Securities Act of 1933, as amended, which relates to this registration statement, with exhibits thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said agents, or any person or persons to whom said agent(s) have delegated the foregoing powers, may do and perform each and every act and thing requisite and necessary to be done in connection with the execution and filing of the referenced registration statement, any amendments thereto and any related registration statement filed pursuant to Rule 462(b).

Except as otherwise specifically provided herein, the power of attorney granted herein shall not in any manner revoke in whole or in part any power of attorney that each person whose signature appears below has previously executed. This power of attorney shall not be revoked by any subsequent power of attorney each person whose signature appears below may execute, unless such subsequent power specifically refers to this power of attorney or specifically states that the instrument is intended to revoke all prior general powers of attorney or all prior powers of attorney.

[Signature Page Follows]

SIGNATURE OF PRINCIPAL:

In Witness Whereof I have hereunto signed my name on September 28, 2009.

/s/ KELVIN L. DAVIS	Director
Kelvin L. Davis

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Kevin M. Fogarty and Stephen E. Tremblay, and each of them severally, as his or her true and lawful agent, with power to act separately and with full and unqualified authority to delegate any or all of the powers granted herein to any person or persons selected by said agent(s), to execute in his or her name, place, and stead in capacity as a director or officer of Polymer Holdings LLC, a registration statement on form S-1 to be filed by Polymer Holdings LLC, any and all amendments to such registration statement, and any subsequent registration statement filed by the Registrant pursuant to Rule 462(b) of the Securities Act of 1933, as amended, which relates to this registration statement, with exhibits thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said agents, or any person or persons to whom said agent(s) have delegated the foregoing powers, may do and perform each and every act and thing requisite and necessary to be done in connection with the execution and filing of the referenced registration statement, any amendments thereto and any related registration statement filed pursuant to Rule 462(b).

Except as otherwise specifically provided herein, the power of attorney granted herein shall not in any manner revoke in whole or in part any power of attorney that each person whose signature appears below has previously executed. This power of attorney shall not be revoked by any subsequent power of attorney each person whose signature appears below may execute, unless such subsequent power specifically refers to this power of attorney or specifically states that the instrument is intended to revoke all prior general powers of attorney or all prior powers of attorney.

[Signature Page Follows]

SIGNATURE OF PRINCIPAL:

In Witness Whereof I have hereunto signed my name on September 28, 2009.

/s/ NATHAN H. WRIGHT	Director
Nathan H. Wright

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Kevin M. Fogarty and Stephen E. Tremblay, and each of them severally, as his or her true and lawful agent, with power to act separately and with full and unqualified authority to delegate any or all of the powers granted herein to any person or persons selected by said agent(s), to execute in his or her name, place, and stead in capacity as a director or officer of Polymer Holdings LLC, a registration statement on form S-1 to be filed by Polymer Holdings LLC, any and all amendments to such registration statement, and any subsequent registration statement filed by the Registrant pursuant to Rule 462(b) of the Securities Act of 1933, as amended, which relates to this registration statement, with exhibits thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said agents, or any person or persons to whom said agent(s) have delegated the foregoing powers, may do and perform each and every act and thing requisite and necessary to be done in connection with the execution and filing of the referenced registration statement, any amendments thereto and any related registration statement filed pursuant to Rule 462(b).

Except as otherwise specifically provided herein, the power of attorney granted herein shall not in any manner revoke in whole or in part any power of attorney that each person whose signature appears below has previously executed. This power of attorney shall not be revoked by any subsequent power of attorney each person whose signature appears below may execute, unless such subsequent power specifically refers to this power of attorney or specifically states that the instrument is intended to revoke all prior general powers of attorney or all prior powers of attorney.

[Signature Page Follows]

SIGNATURE OF PRINCIPAL:

In Witness Whereof I have hereunto signed my name on September 28, 2009.

/s/ RICHARD C. BROWN	Director
Richard C. Brown

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Kevin M. Fogarty and Stephen E. Tremblay, and each of them severally, as his or her true and lawful agent, with power to act separately and with full and unqualified authority to delegate any or all of the powers granted herein to any person or persons selected by said agent(s), to execute in his or her name, place, and stead in capacity as a director or officer of Polymer Holdings LLC, a registration statement on form S-1 to be filed by Polymer Holdings LLC, any and all amendments to such registration statement, and any subsequent registration statement filed by the Registrant pursuant to Rule 462(b) of the Securities Act of 1933, as amended, which relates to this registration statement, with exhibits thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said agents, or any person or persons to whom said agent(s) have delegated the foregoing powers, may do and perform each and every act and thing requisite and necessary to be done in connection with the execution and filing of the referenced registration statement, any amendments thereto and any related registration statement filed pursuant to Rule 462(b).

Except as otherwise specifically provided herein, the power of attorney granted herein shall not in any manner revoke in whole or in part any power of attorney that each person whose signature appears below has previously executed. This power of attorney shall not be revoked by any subsequent power of attorney each person whose signature appears below may execute, unless such subsequent power specifically refers to this power of attorney or specifically states that the instrument is intended to revoke all prior general powers of attorney or all prior powers of attorney.

[Signature Page Follows]

SIGNATURE OF PRINCIPAL:

In Witness Whereof I have hereunto signed my name on September 28, 2009.

/s/ STEVEN J. DEMETRIOU	Director
Steven J. Demetriou

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Kevin M. Fogarty and Stephen E. Tremblay, and each of them severally, as his or her true and lawful agent, with power to act separately and with full and unqualified authority to delegate any or all of the powers granted herein to any person or persons selected by said agent(s), to execute in his or her name, place, and stead in capacity as a director or officer of Polymer Holdings LLC, a registration statement on form S-1 to be filed by Polymer Holdings LLC, any and all amendments to such registration statement, and any subsequent registration statement filed by the Registrant pursuant to Rule 462(b) of the Securities Act of 1933, as amended, which relates to this registration statement, with exhibits thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said agents, or any person or persons to whom said agent(s) have delegated the foregoing powers, may do and perform each and every act and thing requisite and necessary to be done in connection with the execution and filing of the referenced registration statement, any amendments thereto and any related registration statement filed pursuant to Rule 462(b).

Except as otherwise specifically provided herein, the power of attorney granted herein shall not in any manner revoke in whole or in part any power of attorney that each person whose signature appears below has previously executed. This power of attorney shall not be revoked by any subsequent power of attorney each person whose signature appears below may execute, unless such subsequent power specifically refers to this power of attorney or specifically states that the instrument is intended to revoke all prior general powers of attorney or all prior powers of attorney.

[Signature Page Follows]

SIGNATURE OF PRINCIPAL:

In Witness Whereof I have hereunto signed my name on September 28, 2009.

/s/ DAN F. SMITH	Director
Dan F. Smith

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Kevin M. Fogarty and Stephen E. Tremblay, and each of them severally, as his or her true and lawful agent, with power to act separately and with full and unqualified authority to delegate any or all of the powers granted herein to any person or persons selected by said agent(s), to execute in his or her name, place, and stead in capacity as a director or officer of Polymer Holdings LLC, a registration statement on form S-1 to be filed by Polymer Holdings LLC, any and all amendments to such registration statement, and any subsequent registration statement filed by the Registrant pursuant to Rule 462(b) of the Securities Act of 1933, as amended, which relates to this registration statement, with exhibits thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said agents, or any person or persons to whom said agent(s) have delegated the foregoing powers, may do and perform each and every act and thing requisite and necessary to be done in connection with the execution and filing of the referenced registration statement, any amendments thereto and any related registration statement filed pursuant to Rule 462(b).

Except as otherwise specifically provided herein, the power of attorney granted herein shall not in any manner revoke in whole or in part any power of attorney that each person whose signature appears below has previously executed. This power of attorney shall not be revoked by any subsequent power of attorney each person whose signature appears below may execute, unless such subsequent power specifically refers to this power of attorney or specifically states that the instrument is intended to revoke all prior general powers of attorney or all prior powers of attorney.

[Signature Page Follows]

SIGNATURE OF PRINCIPAL:

In Witness Whereof I have hereunto signed my name on September 26, 2009.

/s/ BARRY J. GOLDSTEIN	Director
Barry J. Goldstein

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Kevin M. Fogarty and Stephen E. Tremblay, and each of them severally, as his or her true and lawful agent, with power to act separately and with full and unqualified authority to delegate any or all of the powers granted herein to any person or persons selected by said agent(s), to execute in his or her name, place, and stead in capacity as a director or officer of Polymer Holdings LLC, a registration statement on form S-1 to be filed by Polymer Holdings LLC, any and all amendments to such registration statement, and any subsequent registration statement filed by the Registrant pursuant to Rule 462(b) of the Securities Act of 1933, as amended, which relates to this registration statement, with exhibits thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said agents, or any person or persons to whom said agent(s) have delegated the foregoing powers, may do and perform each and every act and thing requisite and necessary to be done in connection with the execution and filing of the referenced registration statement, any amendments thereto and any related registration statement filed pursuant to Rule 462(b).

Except as otherwise specifically provided herein, the power of attorney granted herein shall not in any manner revoke in whole or in part any power of attorney that each person whose signature appears below has previously executed. This power of attorney shall not be revoked by any subsequent power of attorney each person whose signature appears below may execute, unless such subsequent power specifically refers to this power of attorney or specifically states that the instrument is intended to revoke all prior general powers of attorney or all prior powers of attorney.

CAUTION TO THE PRINCIPAL: Your Power of Attorney is an important document. As the “principal,” you give the person whom you choose (your “agent”) authority to spend your money and sell or dispose of your property during your lifetime without telling you. You do not lose your authority to act even though you have given your agent similar authority.

When your agent exercises this authority, he or she must act according to any instructions you have provided or, where there are no specific instructions, in your best interest. “Important Information for the Agent” at the end of this document describes your agent’s responsibilities.

Your agent can act on your behalf only after signing the Power of Attorney before a notary public.

You can request information from your agent at any time. If you are revoking a prior Power of Attorney by executing this Power of Attorney, you should provide written notice of the revocation to your prior agent(s) and to the financial institutions where your accounts are located.

You can revoke or terminate your Power of Attorney at any time for any reason as long as you are of sound mind. If you are no longer of sound mind, a court can remove an agent for acting improperly.

Your agent cannot make health care decisions for you. You may execute a “Health Care Proxy” to do this.

The law governing Powers of Attorney is contained in the New York General Obligations Law, Article 5, Title 15. This law is available at a law library, or online through the New York State Senate or Assembly websites, www.senate.state.ny.us or www.assembly.state.ny.us.

If there is anything about this document that you do not understand, you should ask a lawyer of your own choosing to explain it to you.

IMPORTANT INFORMATION FOR THE AGENT: When you accept the authority granted under this Power of Attorney, a special legal relationship is created between you and the principal. This relationship imposes on you legal responsibilities that continue until you resign or the Power of Attorney is terminated or revoked. You must:

(1)	act according to any instructions from the principal, or, where there are no instructions, in the principal’s best interest;

(2)	avoid conflicts that would impair your ability to act in the principal’s best interest;

(3)	keep the principal’s property separate and distinct from any assets you own or control, unless otherwise permitted by law;

(4)	keep a record or all receipts, payments, and transactions conducted for the principal; and

(5)	disclose your identity as an agent whenever you act for the principal by writing or printing the principal’s name and signing your own name as “agent” in either of the following manner: (Principal’s Name) by (Your Signature) as Agent, or (your signature) as Agent for (Principal’s Name).

You may not use the principal’s assets to benefit yourself or give major gifts to yourself or anyone else unless the principal has specifically granted you that authority in this Power of Attorney or in a Statutory Major Gifts Rider attached to this Power of Attorney. If you have that authority, you must act according to any instructions of the principal or, where there are no such instructions, in the principal’s best interest. You may resign by giving written notice to the principal and to any co-agent, successor agent, monitor if one has been named in this document, or the principal’s guardian if one has been appointed. If there is anything about this document or your responsibilities that you do not understand, you should seek legal advice.

Liability of agent:

The meaning of the authority given to you is defined in New York’s General Obligations Law, Article 5, Title 15. If it is found that you have violated the law or acted outside the authority granted to you in the Power of Attorney, you may be liable under the law for your violation.

[Signature Pages Follow]

SIGNATURE OF PRINCIPAL AND ACKNOWLEDGEMENT:

In Witness Whereof I have hereunto signed my name on September 30, 2009.

/S/ MICHAEL G. MACDOUGALL	Director
Michael G. MacDougall

State of New York)

County of New York) ss.:

On the 30th day of September in the year before me, the undersigned, personally appeared Michael G. MacDougall, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/S/ LORI A. MCNEILL

Notary Public, State of New York

No. 01MC6124751

Qualified in New York County

Commission Expires March 29, 2013

Signature and Office of individual taking acknowledgment

SIGNATURE OF AGENT AND ACKNOWLEDGEMENT:

In Witness Whereof I have hereunto signed my name on October 5, 2009.

Chief Executive Officer, President and
/S/ KEVIN M. FOGARTY	Director
Kevin M. Fogarty

State of Texas)

County of Harris) ss.:

On the 5th day of October in the year before me, the undersigned, personally appeared Kevin M. Fogarty, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/S/ DENISE M. NORRIS
Notary Public State of Texas
Commission expires 04-17-2012

Signature and Office of individual taking acknowledgment

SIGNATURE OF AGENT AND ACKNOWLEDGEMENT:

In Witness Whereof I have hereunto signed my name on September 28, 2009.

/s/ Stephen E. Tremblay	Chief Financial Officer
Stephen E. Tremblay

State of Texas)

County of Harris) ss.:

On the 28th day of September in the year before me, the undersigned, personally appeared Stephen E. Tremblay, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/S/ DENISE M. NORRIS

Signature and Office of individual taking acknowledgment

Notary Public State of Texas

Commission expires 04-17-2012

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Kevin M. Fogarty and Stephen E. Tremblay, and each of them severally, as his or her true and lawful agent, with power to act separately and with full and unqualified authority to delegate any or all of the powers granted herein to any person or persons selected by said agent(s), to execute in his or her name, place, and stead in capacity as a director or officer of Polymer Holdings LLC, a registration statement on form S-1 to be filed by Polymer Holdings LLC, any and all amendments to such registration statement, and any subsequent registration statement filed by the Registrant pursuant to Rule 462(b) of the Securities Act of 1933, as amended, which relates to this registration statement, with exhibits thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said agents, or any person or persons to whom said agent(s) have delegated the foregoing powers, may do and perform each and every act and thing requisite and necessary to be done in connection with the execution and filing of the referenced registration statement, any amendments thereto and any related registration statement filed pursuant to Rule 462(b).

Except as otherwise specifically provided herein, the power of attorney granted herein shall not in any manner revoke in whole or in part any power of attorney that each person whose signature appears below has previously executed. This power of attorney shall not be revoked by any subsequent power of attorney each person whose signature appears below may execute, unless such subsequent power specifically refers to this power of attorney or specifically states that the instrument is intended to revoke all prior general powers of attorney or all prior powers of attorney.

CAUTION TO THE PRINCIPAL: Your Power of Attorney is an important document. As the “principal,” you give the person whom you choose (your “agent”) authority to spend your money and sell or dispose of your property during your lifetime without telling you. You do not lose your authority to act even though you have given your agent similar authority.

When your agent exercises this authority, he or she must act according to any instructions you have provided or, where there are no specific instructions, in your best interest. “Important Information for the Agent” at the end of this document describes your agent’s responsibilities.

Your agent can act on your behalf only after signing the Power of Attorney before a notary public.

You can request information from your agent at any time. If you are revoking a prior Power of Attorney by executing this Power of Attorney, you should provide written notice of the revocation to your prior agent(s) and to the financial institutions where your accounts are located.

You can revoke or terminate your Power of Attorney at any time for any reason as long as you are of sound mind. If you are no longer of sound mind, a court can remove an agent for acting improperly.

Your agent cannot make health care decisions for you. You may execute a “Health Care Proxy” to do this.

The law governing Powers of Attorney is contained in the New York General Obligations Law, Article 5, Title 15. This law is available at a law library, or online through the New York State Senate or Assembly websites, www.senate.state.ny.us or www.assembly.state.ny.us.

If there is anything about this document that you do not understand, you should ask a lawyer of your own choosing to explain it to you.

IMPORTANT INFORMATION FOR THE AGENT: When you accept the authority granted under this Power of Attorney, a special legal relationship is created between you and the principal. This relationship imposes on you legal responsibilities that continue until you resign or the Power of Attorney is terminated or revoked. You must:

(6)	act according to any instructions from the principal, or, where there are no instructions, in the principal’s best interest;

(7)	avoid conflicts that would impair your ability to act in the principal’s best interest;

(8)	keep the principal’s property separate and distinct from any assets you own or control, unless otherwise permitted by law;

(9)	keep a record or all receipts, payments, and transactions conducted for the principal; and

(10)	disclose your identity as an agent whenever you act for the principal by writing or printing the principal’s name and signing your own name as “agent” in either of the following manner: (Principal’s Name) by (Your Signature) as Agent, or (your signature) as Agent for (Principal’s Name).

You may not use the principal’s assets to benefit yourself or give major gifts to yourself or anyone else unless the principal has specifically granted you that authority in this Power of Attorney or in a Statutory Major Gifts Rider attached to this Power of Attorney. If you have that authority, you must act according to any instructions of the principal or, where there are no such instructions, in the principal’s best interest. You may resign by giving written notice to the principal and to any co-agent, successor agent, monitor if one has been named in this document, or the principal’s guardian if one has been appointed. If there is anything about this document or your responsibilities that you do not understand, you should seek legal advice.

Liability of agent:

The meaning of the authority given to you is defined in New York’s General Obligations Law, Article 5, Title 15. If it is found that you have violated the law or acted outside the authority granted to you in the Power of Attorney, you may be liable under the law for your violation.

[Signature Pages Follow]

SIGNATURE OF PRINCIPAL AND ACKNOWLEDGEMENT:

In Witness Whereof I have hereunto signed my name on September 29, 2009.

/s/ KEVIN G. O’BRIEN	Director
Kevin G. O’Brien

State of New York)

County of New York) ss.:

On the 29th day of September in the year before me, the undersigned, personally appeared Kevin G. O’Brien, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/S/ GREGORY FEIG

Notary Public – State of New York

No. 01 FE6194878

Qualified in New York County

My Commission Expires October 14, 2002

Signature and Office of individual taking acknowledgment

SIGNATURE OF AGENT AND ACKNOWLEDGEMENT:

In Witness Whereof I have hereunto signed my name on September 28, 2009.

Chief Executive Officer, President and
/S/ KEVIN M. FOGARTY	Director
Kevin M. Fogarty

State of Texas)

County of Harris) ss.:

On the 28th day of September in the year before me, the undersigned, personally appeared Kevin M. Fogarty, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/S/ DENISE M. NORRIS

Notary Public State of Texas

Commission expires 04-17-2012

Signature and Office of individual taking acknowledgment

SIGNATURE OF AGENT AND ACKNOWLEDGEMENT:

In Witness Whereof I have hereunto signed my name on September 28, 2009.

/s/ Stephen E. Tremblay	Chief Financial Officer
Stephen E. Tremblay

State of Texas)

County of Harris) ss.:

On the 28th day of September in the year before me, the undersigned, personally appeared Stephen E. Tremblay, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/S/ DENISE M. NORRIS
Notary Public State of Texas
Commission expires 04-17-2012

Signature and Office of individual taking acknowledgment

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Kevin M. Fogarty and Stephen E. Tremblay, and each of them severally, as his or her true and lawful agent, with power to act separately and with full and unqualified authority to delegate any or all of the powers granted herein to any person or persons selected by said agent(s), to execute in his or her name, place, and stead in capacity as a director or officer of Polymer Holdings LLC, a registration statement on form S-1 to be filed by Polymer Holdings LLC, any and all amendments to such registration statement, and any subsequent registration statement filed by the Registrant pursuant to Rule 462(b) of the Securities Act of 1933, as amended, which relates to this registration statement, with exhibits thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said agents, or any person or persons to whom said agent(s) have delegated the foregoing powers, may do and perform each and every act and thing requisite and necessary to be done in connection with the execution and filing of the referenced registration statement, any amendments thereto and any related registration statement filed pursuant to Rule 462(b).

Except as otherwise specifically provided herein, the power of attorney granted herein shall not in any manner revoke in whole or in part any power of attorney that each person whose signature appears below has previously executed. This power of attorney shall not be revoked by any subsequent power of attorney each person whose signature appears below may execute, unless such subsequent power specifically refers to this power of attorney or specifically states that the instrument is intended to revoke all prior general powers of attorney or all prior powers of attorney.

CAUTION TO THE PRINCIPAL: Your Power of Attorney is an important document. As the “principal,” you give the person whom you choose (your “agent”) authority to spend your money and sell or dispose of your property during your lifetime without telling you. You do not lose your authority to act even though you have given your agent similar authority.

When your agent exercises this authority, he or she must act according to any instructions you have provided or, where there are no specific instructions, in your best interest. “Important Information for the Agent” at the end of this document describes your agent’s responsibilities.

Your agent can act on your behalf only after signing the Power of Attorney before a notary public.

You can request information from your agent at any time. If you are revoking a prior Power of Attorney by executing this Power of Attorney, you should provide written notice of the revocation to your prior agent(s) and to the financial institutions where your accounts are located.

You can revoke or terminate your Power of Attorney at any time for any reason as long as you are of sound mind. If you are no longer of sound mind, a court can remove an agent for acting improperly.

Your agent cannot make health care decisions for you. You may execute a “Health Care Proxy” to do this.

The law governing Powers of Attorney is contained in the New York General Obligations Law, Article 5, Title 15. This law is available at a law library, or online through the New York State Senate or Assembly websites, www.senate.state.ny.us or www.assembly.state.ny.us.

If there is anything about this document that you do not understand, you should ask a lawyer of your own choosing to explain it to you.

IMPORTANT INFORMATION FOR THE AGENT: When you accept the authority granted under this Power of Attorney, a special legal relationship is created between you and the principal. This relationship imposes on you legal responsibilities that continue until you resign or the Power of Attorney is terminated or revoked. You must:

(11)	act according to any instructions from the principal, or, where there are no instructions, in the principal’s best interest;

(12)	avoid conflicts that would impair your ability to act in the principal’s best interest;

(13)	keep the principal’s property separate and distinct from any assets you own or control, unless otherwise permitted by law;

(14)	keep a record or all receipts, payments, and transactions conducted for the principal; and

(15)	disclose your identity as an agent whenever you act for the principal by writing or printing the principal’s name and signing your own name as “agent” in either of the following manner: (Principal’s Name) by (Your Signature) as Agent, or (your signature) as Agent for (Principal’s Name).

You may not use the principal’s assets to benefit yourself or give major gifts to yourself or anyone else unless the principal has specifically granted you that authority in this Power of Attorney or in a Statutory Major Gifts Rider attached to this Power of Attorney. If you have that authority, you must act according to any instructions of the principal or, where there are no such instructions, in the principal’s best interest. You may resign by giving written notice to the principal and to any co-agent, successor agent, monitor if one has been named in this document, or the principal’s guardian if one has been appointed. If there is anything about this document or your responsibilities that you do not understand, you should seek legal advice.

Liability of agent:

The meaning of the authority given to you is defined in New York’s General Obligations Law, Article 5, Title 15. If it is found that you have violated the law or acted outside the authority granted to you in the Power of Attorney, you may be liable under the law for your violation.

[Signature Pages Follow]

SIGNATURE OF PRINCIPAL AND ACKNOWLEDGEMENT:

In Witness Whereof I have hereunto signed my name on September 28, 2009.

/s/ TIMOTHY J. WALSH	Director
Timothy J. Walsh

State of New York)

County of Kings) ss.:

On the 28th day of September in the year before me, the undersigned, personally appeared Timothy J. Walsh, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/S/ LOMA JONES
Notary Public – State of New York
No. 01JO6196051
Qualified in Kings County
My Commission Expires November 24, 2012

Signature and Office of individual taking acknowledgment

SIGNATURE OF AGENT AND ACKNOWLEDGEMENT:

In Witness Whereof I have hereunto signed my name on October 5, 2009.

/s/ KEVIN M. FOGARTY	Chief Executive Officer, President and Director
Kevin M. Fogarty

State of Texas)

County of Harris) ss.:

On the 5th day of October in the year before me, the undersigned, personally appeared Kevin M. Fogarty, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/S/ DENISE M. NORRIS
Notary Public State of Texas
Commission expires 04-17-2012

Signature and Office of individual taking acknowledgment

SIGNATURE OF AGENT AND ACKNOWLEDGEMENT:

In Witness Whereof I have hereunto signed my name on September 28, 2009.

/s/ Stephen E. Tremblay	Chief Financial Officer
Stephen E. Tremblay

State of Texas)

County of Harris) ss.:

On the 28th day of September in the year before me, the undersigned, personally appeared Stephen E. Tremblay, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/S/ DENISE M. NORRIS
Notary Public State of Texas
Commission expires 04-17-2012

Signature and Office of individual taking acknowledgment